UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2013

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on December 11, 2013.  Three proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on October 28, 2013.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Stephen Russell	16,900,195	2,805,735	3,581,868
Anthony Heyworth	17,089,320	2,616,610	3,581,868
Catherine Langham	18,749,045	956,885	3,581,868
Michael Miller	18,747,809	958,121	3,581,868
Paul Will	18,810,194	895,736	3,581,868

2.	In an advisory, non-binding vote, the stockholders voted as follows on the proposal to approve the compensation of the Company's Named Executive Officers as disclosed in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,129,386	522,844	53,700	3,581,868

3.	The amendment to the 2006 Omnibus Incentive Plan, as amended, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,523,033	1,173,224	9,673	3,581,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: December 17, 2013	By:	/s/ William E. Meek
William E. Meek
Executive Vice President, Chief Financial Officer, and Treasurer